GOODWILL	12 Months Ended
Sep. 30, 2015
Notes to Financial Statements
NOTE 15. GOODWILL

During the fourth quarter of fiscal 2013, the Company completed its annual impairment review of goodwill and indefinite-lived intangible assets. As a result of the impairment review performed, the Company recorded a non-cash impairment charge of approximately $19,425,346 for the fiscal year ended September 30, 2013 mainly consisted of a write-down of goodwill against the acquisition of UMeLook Holdings Limited.